Prospectus Supplement	253547	HV-6400
dated October 24, 2008 to:

PUTNAM VT MONEY MARKET FUND

Prospectus dated April 30, 2008

The Board of Trustees of the Putnam VT Money Market Fund (the "Fund") has approved, and the Fund has applied for participation in, the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008.

Subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the Fund's market-based net asset value per share declines below $0.995 per share (a “Guarantee Event”) and the Fund subsequently liquidates. Only shareholders who held shares of the Fund on September 19, 2008 will receive payments under the Program. Shareholders will receive payments only with respect to the lesser of the number of shares owned by such shareholders at the close of business on September 19, 2008, and the number of shares owned at the time of the Guarantee Event. Under the Program, a shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive payment for each protected share equal to $1.00 minus amounts previously paid by the Fund to such shareholder since the date of the Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program. Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The cost to participate in the initial three months of the Program will be borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term for a period not to exceed the close of business on September 18, 2009. If the Treasury announces an extension of the Program, the Fund will consider whether to continue to participate in the Program at that time.